Exhibit 99.1

Silver Eagle Acquisition Corp. Announces Record Date and Payment Date for Distribution of Videocon d2h Limited ADSs in Proposed Business Combination

Los Angeles, CA, March 25, 2015 -- Silver Eagle Acquisition Corp. (OTCQB: EAGL; EAGLU; EAGLW) (the “Company” or “Silver Eagle”) today announced that stockholders of record as of the close of business on March 30, 2015 will be entitled to receive a distribution of American Depositary Shares (“ADSs”) representing equity shares of Videocon d2h Limited (“Videocon d2h”) that will be issued by Videocon d2h upon the closing of the proposed business combination transaction (the “Transaction”) between Silver Eagle and Videocon d2h. The payment date for the distribution is expected to be on or about March 31, 2015, and the ex-dividend date is expected to be on or about April 1, 2015.

The closing of the Transaction is subject to the approval of Silver Eagle’s stockholders, who will be asked to vote on the Transaction at a special meeting of stockholders to be held on March 30, 2015 at 9:00 a.m., Eastern Daylight Time, at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York. If approved, Silver Eagle expects the closing of the Transaction to occur later the same day, subject to the satisfaction or waiver of various closing conditions.

Promptly following the closing of the Transaction, the Company will distribute or directly credit holders of its common stock as of March 30, 2015 ADSs in proportion to their holdings in the Company’s common stock. For each share of Silver Eagle common stock outstanding on the record date, Silver Eagle will distribute to the holder thereof one Videocon d2h ADS on the payment date.

Videocon d2h has applied to list its ADSs on the NASDAQ Stock Market LLC (“NASDAQ”), under the symbol “VDTH” in connection with the closing of the Transaction. There can be no assurance, however, that Videocon d2h’s ADSs will be approved for listing on NASDAQ.

At the special meeting of stockholders, the Company’s stockholders will also be asked to approve the dissolution of the Company, including a plan of dissolution (the “Plan of Dissolution Proposal”), which provides for the liquidation and dissolution of Silver Eagle following the closing of Transaction, subject to stockholder approval and closing of the Transaction. If the Company’s stockholders approve the Plan of Dissolution Proposal, upon completion of the Transaction, the Company intends to file a Certificate of Dissolution with the Delaware Secretary of State. In addition, the Company plans to deregister its shares of common stock, warrants and units under Section 12(b), and suspend its periodic reporting obligations under Section 15(d), of the Securities Exchange Act of 1934, as amended. The Company intends to announce on a future date via press release when trading in the Company’s securities will cease.

At the time the Company files a Certificate of Dissolution with the Delaware Secretary of State, the Company intends to close its transfer books and discontinue recording transfers of its securities as of the date of such filing. After the Company closes its transfer books, it will not record any further transfers of its securities on its books except by will, intestate succession or operation of law. Therefore, as of such time, the Company’s securities will not be transferable. After the closing of the Transaction, the Company will use its remaining assets to satisfy its outstanding obligations. Distributions to the holders of the Company’s common stock of the Company’s assets, if any, in connection with the Company’s liquidation will be made to stockholders according to their respective holdings of the Company’s common stock as of the date the Company files the Certificate of Dissolution with the Delaware Secretary of State. The Company’s public warrantholders are also being asked to vote to approve an amendment to the warrant agreement that governs all of Silver Eagle’s outstanding warrants, to provide that, upon the consummation of the Transaction, each outstanding warrant of Silver Eagle will be exchanged for cash in the amount of $1.00. The special meeting of public warrantholders is scheduled to be held on March 30, 2015, at 8:30 a.m., Eastern Daylight Time, at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York.

Definitive proxy materials were mailed on March 20, 2015 to holders of record of the Company’s common stock and public warrants at the close of business on March 2, 2015.

Stockholders and public warrantholders are encouraged to carefully read the proxy materials and annexes and the notices of special meetings and the other materials previously or hereafter filed with the United States Securities and Exchange Commission (the “SEC”), because these documents contain important information regarding the Company, Videocon d2h and the matters to be voted on at the meetings. Any stockholder or public warrantholder who is in doubt as to how to make any decision regarding the matters to be voted on at the meetings should consult his, her or its financial, legal or other professional advisors.

Additional Information about the Transaction and Where to Find It

Videocon d2h has filed a registration statement on Form F-4, as amended (the “Registration Statement”), with the SEC, which includes the related proxy statement/prospectus, that is both the proxy statement distributed to holders of the Company’s common stock and public warrants in connection with the solicitation by the Company of proxies for the vote by the stockholders on the Transaction and the vote by the public warrantholders on the proposed amendment to the warrant agreement, as well as the prospectus covering the registration of the proposed issuance of equity shares underlying ADSs to be issued in the Transaction. The Registration Statement was declared effective on March 20, 2015, on which date the Company mailed a definitive proxy statement/prospectus and other relevant documents to its stockholders and public warrantholders. The Company’s stockholders and public warrantholders and other interested persons are advised to read the definitive proxy statement/prospectus because the proxy statement/prospectus contains important information about Videocon d2h, the Company, the proposed Transaction and the proposed warrant agreement amendment. Stockholders and public warrantholders may obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Silver Eagle Acquisition Corp., 1450 2nd Street, Suite 247, Santa Monica, CA 90401, Attention: James A. Graf, Chief Financial Officer.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Transaction and the Company’s public warrantholders with respect to the proposed warrant agreement amendment. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC. Additional information regarding interests of such participants is contained in the definitive proxy statement/prospectus.

Videocon d2h and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Transaction and from the public warrantholders of the Company in connection with the proposed warrant agreement amendment. A list of the names of such directors and officers and information regarding their interests in the Transaction is included in the definitive proxy statement/prospectus.

Information Concerning Forward-Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements, including without limitation with respect to the special meetings to be held in connection with the proposed Transaction and the proposed warrant agreement amendment, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements, including those under “Risk Factors” therein, and other filings with the SEC by the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CONTACT:

James A. Graf

Silver Eagle Acquisition Corp.

Email: jgraf@geacq.com

310-209-7280